Note 10 - Preferred Shares	9 Months Ended
Sep. 30, 2021
Notes to Financial Statements
Preferred Stock [Text Block]
10.	Preferred shares

A summary of the Company's “Preferred shares” is included in Note 15 of the Company’s consolidated financial statements for the year ended  December 31, 2020 included in the 2020 Annual Report.

On  January 29, 2021, the Company redeemed 2,000 of Series B Convertible Perpetual Preferred Shares (“Preferred Shares”) outstanding and paid $2,000,000 to the Preferred Shares shareholders. In connection with the redemption, the Company agreed with its Preferred Shares shareholders to set the dividend rate of its Preferred Shares to 8% per annum if paid in cash and 9% if paid in-kind at the Company’s option until  January 29, 2023, after which date the dividend rate will increase to 14%, and will be payable only in cash.

In  June 2021, the Company agreed with the Preferred Shares shareholders to convert into shares of common stock the outstanding number of its Series B Preferred Shares. As result of the conversion, Euroseas issued 453,044 common shares to the holders of the Series B Preferred Shares and redeemed the outstanding amount of $6,365,000.

In addition, $345,423 of preferred deemed dividends were recorded as a result of the redemption of the outstanding amount of the Series B Preferred Shares as described above.

For the nine-month period ended  September 30, 2020, the Company declared three consecutive dividends totaling $0.52 million, of which $0.15 million were paid in cash and $0.37 million were paid-in kind. For the nine-month period ended  September 30, 2021 the Company declared two consecutive dividends totaling $0.26 million, which were paid in  July 2021.